THIRD AMENDMENT TO
                           SEAGULL ENERGY CORPORATION

                       OUTSIDE DIRECTORS DEFERRED FEE PLAN

         WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted the SEAGULL ENERGY CORPORATION OUTSIDE DIRECTORS DEFERRED
FEE PLAN (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption hereof:

         1. The following sentence shall be added to Paragraph 3(b) of the Plan:

         "Finally, a Participant may elect to defer Senior Advisory Council fees to be earned by such Participant for services rendered by filing with the Committee an election to defer receipt of all or a designated portion of such fees."

         2. Paragraph 4(d) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(d)     Crediting Election.

                  (1) Prior to the first  day of each  quarter  during a Service
         Period or prior to the first day of each quarter subsequent to a Service Period upon which a Participant has a balance credited to his Plan Accounts, a Participant may elect to have amounts credited to his Elective Deferral Account and, if the Participant has ceased to be a member of the Board, his Required Deferral Account, credited with Phantom Stock pursuant to Paragraph (c) above for such quarter. Any such election shall be effective until revoked by the Participant. If a Participant fails to make any election under this Paragraph, his Elective Deferral Account shall be credited with interest equivalents pursuant to Paragraph (b) above.

                  (2) Prior to the first day of any quarter during a Service Period or prior to the first day of any quarter subsequent to a Service Period upon which a Participant has a balance credited to his Plan Accounts, a Participant may revoke his election pursuant to Paragraph
         (d)(1) above to have amounts credited to his Elective Deferral Account credited with Phantom Stock pursuant to Paragraph (c) above and, if the Participant has ceased to be a member of the Board, revoke his election pursuant to Paragraph (d)(1) above to have amounts credited to his Required Deferral Account credited with Phantom Stock pursuant to Paragraph (c) above or elect to have his Required Deferral Account credited with interest equivalents pursuant to Paragraph (b) above, effective as of the first day of such quarter. If the Participant is a member

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         of the Board when he revokes his election  pursuant to Paragraph (d)(1)
         above, any amounts previously credited to such Participant's Elective Deferral Account which have been credited with Phantom Stock pursuant to Paragraph (c) above shall remain so credited and any amounts subsequently credited to such Participant's Elective Deferral Account shall be credited with interest equivalents pursuant to Paragraph (b)
         above.   Notwithstanding   any  Plan  provision  to  the  contrary,   a
         Participant who has ceased to be a member of the Board may revoke his election pursuant to Paragraph (d)(1) above with respect to amounts of Phantom Stock credited to his Elective Deferral Account and may elect
         to  have  his  Required   Deferral   Account   credited  with  interest
         equivalents pursuant to Paragraph (b) above, prior to and effective as of the first day of the first month following the date he ceased to be a member of the Board. If a Participant who has ceased to be a member of the Board revokes or makes an election pursuant to this Paragraph
         (d)(2), such Participant's Account or Accounts shall be credited with the value of the number of shares of Phantom Stock credited to such Account or Accounts as of the preceding day, based upon the average of the closing prices of common stock of the Company on the twenty trading days preceding such date."

         3. Paragraph 5(a) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(a) Payment Election Generally. A Participant shall elect, subject to the provisions of Paragraphs (b), (c) and (d) below, the time (which may not be prior to the later of (i) the date on which he ceases to be a member of the Board or (ii) the date on which he ceases to be a member of the Senior Advisory Council to the Board) and the mode (which may either be a lump sum payment or monthly, quarterly, or annual installment payments over a specified term certain) for payment of amounts credited to his Plan Accounts during each Service Period. A Participant may revise his election regarding the time and mode of payment of amounts credited to his Plan Accounts, but such revised election shall not be effective until the later of (A) the January 1 following the date of such revised election or (B) the date that is six months after the date of such revised election. In the absence of direction by a Participant regarding the time or mode of payment of amounts credited to his Plan Accounts during a Service Period, such amounts shall be distributed in monthly installments over a period of ten years, beginning on the first day of the first month after the later of (i) the date on which he ceases to be a member of the Board or
         (ii) the date on which he ceases to be a member of the Senior Advisory Council to the Board."

         4. Paragraph 5(e) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(e) Conversion of Plan Accounts for Purposes of Payment. If a Participant has elected to receive payment of his Plan Accounts in a lump sum

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         pursuant to Paragraph (a) above,  the value of his Plan Accounts  shall be determined as of the last day of the month preceding the time which he has elected to receive such payment and an amount equal to such value shall be paid to the Participant. If such Participant has elected to have his Plan Accounts credited based on Phantom Stock pursuant to Paragraph 4(d), the value of his Plan Accounts shall be based upon the average of the closing prices of common stock of the Company on the twenty trading days preceding such date. If a Participant has elected to receive payment of his Plan Accounts in any other mode pursuant to Paragraph (a) above and his Plan Accounts are being credited with Interest Equivalents pursuant to Paragraph 4(b), the value of his Plan Accounts shall be determined as of the last day of the month preceding the date of any such payment and each subsequent interval thereafter, and an amount equal to the value of such Plan Accounts multiplied by a fraction, the numerator of which is one and the denominator of which is the remaining number of payments which the Participant elected, shall be paid as of each interval such Participant elected; provided, however, that any balance credited to such Participant's Plan Accounts shall continue to be credited with Interest Equivalents pursuant to Paragraph 4(b), except that the Interest Equivalents so credited shall be paid directly to the Participant. If a Participant has elected, pursuant to Paragraph (a) above, to receive payment of his Plan Accounts in a mode other than a lump sum and has elected to have his Plan Accounts credited based on Phantom Stock pursuant to Paragraph
         4(d), the number of shares of Phantom Stock credited to his Plan Accounts shall be determined as of the last day of the month preceding the date of any such payment and each subsequent interval thereafter, and such number shall be multiplied by a fraction, the numerator of which is one and the denominator of which is the remaining number of payments which the Participant elected, and an amount equal to the value of the resulting number of shares of Phantom Stock, based upon the average of the closing prices of common stock of the Company on the twenty trading days preceding such date, shall be paid to such Participant. If Paragraphs (b), (c) or (d) above apply, the value of a Participant's Plan Accounts shall be determined as of the date specified in the applicable Paragraph and an amount equal to such value shall be paid to the Participant or his designated beneficiary; provided, however, that if the Participant has elected to have his Plan Accounts credited based on Phantom Stock pursuant to Paragraph 4(d), the value of his Plan Accounts shall be based upon the average of the closing prices of common stock of the Company on the twenty trading days preceding such date."

         5. As amended hereby, the Plan is specifically ratified and reaffirmed.

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         EXECUTED this 13th day of May, 1998.

                           SEAGULL ENERGY CORPORATION

                           By /s/ William L. Transier
                               William L. Transier
                               Senior Vice President
                               and Chief Financial
                               Officer
VEHOU02:104496.1

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